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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report  (Date of earliest event reported)             May 29, 2003
                                                    ----------------------------

                             VendingData Corporation
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               (Exact name of Registrant as specified in charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

            000-25855                                     91-1696010
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    (Commission File Number)                   (IRS Employee Identification No.)

                  6830 Spencer Street, Las Vegas, Nevada 89119
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code          (702) 733-7195
                                                     ---------------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

         VendingData Corporation (the "Company") held its Annual Meeting of Stockholders (the "Annual Meeting") on Thursday, May 29, 2003. At the Annual Meeting, the Company's stockholders were asked to: (i) elect the Company's directors; (ii) amend the Company's Amended and Restated Articles of Incorporation to increase the authorized number of shares of common stock from 16,000,000 to 25,000,000; (iii) amend the Company's 1999 Stock Option Plan to increase the authorized number of shares of common stock for issuance from 100,000 to 2,000,000; and (iv) transact such other business as may properly come before the Annual Meeting and any adjournments thereof. The affirmative vote of a majority of the outstanding shares of the Company's common stock is required for the election of the Company's directors, to amend the Company's Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock from 16,000,000 to 25,000,000, and to amend the Company's 1999 Stock Option Plan to increase the authorized number of shares of common stock for issuance from 100,000 to 2,000,000.

         At the Annual Meeting, there were 7,625,826 shares of the Company's common stock outstanding. The votes of the Company's stockholders were as follows:

         (a)      Election of Directors.

                                                        VOTES CAST
                                             ----------------------------------
                  NAME OF DIRECTOR                FOR              WITHHELD
                  ----------------                ---              --------
                  Steven J. Blad                6,454,589           207,200
                  James E. Crabbe               6,461,089           203,100
                  Ronald O. Keil                6,456,289           205,100
                  Bob L. Smith                  6,461,089           203,100

         (b) Amend the Company's Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock from 16,000,000 to 25,000,000.

                                          VOTES CAST
                  -----------------------------------------------------------
                          FOR                AGAINST            ABSTAIN
                          ---                -------            -------
                       6,576,187             86,002              2,000

         (c) Amend the Company's 1999 Stock Option Plan to increase the authorized number of shares of common stock for issuance from 100,000 to 2,000,000.

                                           VOTES CAST
                  -------------------------------------------------------------
                          FOR                AGAINST             ABSTAIN
                          ---                -------             -------
                       5,990,963              92,202              12,600

         From the votes cast by the Company's stockholders, and by a majority of the outstanding shares of the Company's common stock: (i) the Company's directors were elected; (ii) the Company's Amended and Restated Articles of Incorporation were amended to increase the number of authorized shares of common stock from 16,000,000 to 25,000,000; and (iii) the Company's 1999 Stock Option Plan was amended to increase the authorized number of shares of common stock for issuance from 100,000 to 2,000,000. The amendment to the Company's Amended and Restated Articles of Incorporation will become effective upon the filing of a Certificate of Amendment and Restatement of Articles of Incorporation of VendingData Corporation and Second Amended and Restated Articles of Incorporation of VendingData Corporation with the Nevada Secretary of State. The amendment to the Company's 1999 Stock Option Plan became effective on May 29, 2003.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Businesses Acquired.

                  Not Applicable.

         (b)      Pro Forma Financial Information.

                  Not Applicable.

         (c)      Exhibits.

                  Not Applicable.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    VENDINGDATA CORPORATION



Date:  June 3, 2003                 By:    /s/ Stacie L. Brown
                                           -------------------------------------
                                           Stacie L. Brown, Attorney-In-Fact for
                                           Steven J. Blad
                                    Its:   President and Chief Executive Officer



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